Exhibit 99(b)

KEYCORP STUDENT LOAN TRUST 1999-B
NOTEHOLDERS’ STATEMENT
pursuant to Section 5.07(b) of Sale and Servicing
Agreement (capitalized terms used herein are defined in Appendix A thereto)

Distribution Date: May 25, 2005

(i)	Amount of principal being paid or distributed in respect of the Class A-1 Notes:
$0.00

				($—	, per $1,000 original principal amount of the Notes)

(ii)	Amount of principal being paid or distributed in respect of the Class A-2 Notes:
$18,712,381.42

				($29.9398103	, per $1,000 original principal amount of the Notes)

(iii)	Amount of principal being paid or distributed in respect of the Class M Notes:
$0.00

				($0.00	, per $1,000 original principal amount of the Notes)

(iv)	Amount of interest being paid or distributed in respect of the Class A-1 Notes:
$0.00

				($—	, per $1,000 original principal amount of the Notes)

(v )	Amount of interest being paid or distributed in respect of the Class A-2 Notes:
$2,693,714.26

				($4.3099428	, per $1,000 original principal amount of the Notes)

(vi)	(a )			Amount of interest being paid or distributed in respect of the Class M Notes:
$250,915.47

				($8.3638490	, per $1,000 original principal amount of the Notes)

	(b )			Amount of interest being paid or distributed in respect of the Class M Strip:
$14,091.67

				($0.4697223	, per $1,000 original principal amount of the Notes)

(vii)	Amount of Noteholders’ Interest Index Carryover being or distributed (if any) and amount remaining (if any):
	(1)			Distributed to Class A-1 Noteholders:
$0.00

				($—	, per $1,000 original principal amount of the Notes)

	(2)			Distributed to Class A-2 Noteholders:
$0.00

				($—	, per $1,000 original principal amount of the Notes)

	(3)	(a	)	Distributed to Class M Noteholders:
$0.00

				($—	, per $1,000 original principal amount of the Notes)

		(b	)	Distributed to Class M Strip:
$0.00

				$—	, per $1,000 original principal amount of the Notes)

	(4)			Balance on Class A-1 Notes:
$0.00

				($—	, per $1,000 original principal amount of the Notes)

	(5)			Balance on Class A-2 Notes:
$0.00

				($—	, per $1,000 original principal amount of the Notes)

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	(6)		(a )	Balance on Class M Notes:
$0.00

				($—		, per $1,000 original principal amount of the Notes)

			(b )	Balance on Class M Strip:
$0.00

				($—		, per $1,000 original principal amount of the Notes)

(viii)	Payments made under the Cap Agreement on such date: May 24, 2005
				($0.00		with respect to the Class A-1 Notes,

				($0.00		with respect to the Class A-2 Notes,

				($0.00		with respect to the Class M Notes,

(ix)	Pool Balance at end of related Collection Period: $406,154,225.73

(x )	After giving effect to distributions on this Distribution Date:
	(a	)	(1)	Outstanding principal amount of Class A-1 Notes: $0.00
			(2)	Class A-1 Note Pool Factor: —
	(b	)	(1)	Outstanding principal amount of Class A-2 Notes: $311,154,225.73
			(2)	Class A-2 Note Pool Factor: 0.49784676
	(c	)	(1)	Outstanding principal amount of Class M Notes: $30,000,000.00
			(2)	Class M Note Pool Factor: 1.00000000
	(d	)	(1)	Outstanding principal amount of Certificates: $65,000,000.00
			(2)	Certificate Pool Factor: 1.00000000

(xi)	Note Interest Rate for the Notes:
	(a	)	In general
			(1)	Three-Month Libor was
2.8731300% for the current period
			(2)	The Student Loan Rate was: Not Applicable(1)
	(b	)	Note Interest Rate for the Class A-1 Notes: 3.1531300% (Based on 3-Month LIBOR)
	(c	)	Note Interest Rate for the Class A-2 Notes: 3.3031300% (Based on 3-Month LIBOR)
	(d	)	Note Interest Rate for the Class M Notes: 3.5731300% (Based on 3-Month LIBOR)

(xii)	(a	)	Amount of Master Servicing Fee for related Collection Period: $515,742.54
				$1.841937643	,	per $1,000 original principal amount of the Class A-1 Notes.

				$0.825188064	,	per $1,000 original principal amount of the Class A-2 Notes.

				$17.191418000	,	per $1,000 original principal amount of the Class M Notes.

(xiii)			Amount of Administration Fee for related Collection Period: $3,000.00
				$0.010714286	,	per $1,000 original principal amount of the Class A-1 Notes.

				$0.004800000	,	per $1,000 original principal amount of the Class A-2 Notes.

				$0.100000000	,	per $1,000 original principal amount of the Class M Notes.

(xiv)	(a	)	Aggregate amount of Realized Losses (if any) for the related Collection Period: $71,275.95

(b	)	Delinquent Contracts	# Disb.	%	$ Amount

		30-60 Days Delinquent	610	1.45%	$7,473,243
		61-90 Days Delinquent	307	0.73%	$3,748,415
		91-120 Days Delinquent	185	0.44%	$2,544,583
		More than 120 Days Delinquent	506	1.20%	$5,766,139
		TOTAL	1,608	3.83%	$19,532,380

(1)	This Calculation not required unless Three-Month LIBOR for such Interest Period is 100 basis points greater than Three-Month LIBOR of the preceding Determination Date.

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